UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-07510

ACM MUNICIPAL SECURITIES INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    October 31, 2006


ITEM 1.     REPORTS TO STOCKHOLDERS.

ACM Municipal Securities Income Fund

October 31, 2006

Annual Report

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


December 12, 2006

Annual Report

This report provides management's discussion of fund performance for ACM Municipal Securities Income Fund (the "Fund") for the annual reporting period ended October 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMU".

Investment Objective and Policies

The Fund is a closed-end management investment company that seeks high current income exempt from regular federal income tax. The Fund will invest a substantial portion of its assets in investment-grade municipal securities, with up to 20% of the Fund's total assets invested in unrated municipal securities of equivalent credit quality as determined by the Fund's adviser. The Fund is designed for investors who are not subject to the federal Alternative Minimum Tax ("AMT"), as all or a significant portion of the Fund's dividends may be subject to such tax. The Fund expects that it will invest a significant portion of its assets in municipal securities, the interest on which is subject to such tax. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 24.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended October 31, 2006.

The Fund outperformed its benchmark during both the six- and 12-month reporting periods ended October 31, 2006. The Fund's stronger relative performance during the 12-month period under review was largely the result of security selection in the insured and pre-refunded sectors. In addition, the Fund's leveraged structure slightly aided its performance.

Market Review and Investment Strategy

The U.S. Federal Reserve (the "Fed") raised the target for the Fed funds rate six times over the past 12 months and thereby increased it by 1.50% to the current level of 5.25%. This caused short-term municipal rates to rise. For instance, since October 31, 2005, one-year municipal bond yields have risen 0.48%. Over the same time period, 20-year municipal bond yields declined by 0.41%. As a result of this rate movement, the difference between municipal short-and long-term rates is less than it has been in 30 years. In other words, the municipal yield curve is flatter than it has been in 30 years. U.S. Treasury bond yields rose more than comparable maturity municipal bond yields, as one-year U.S. Treasury rates rose 0.77% and 20-year U.S. Treasury yields rose by 0.19%. As a result of the relative movement, the municipal market outperformed the U.S. Treasury market; the LB Municipal Index return for the 12-month period was 5.75% versus 4.43% for the LB U.S. Treasury Index. Most of the return for the municipal market was due to its return of 4.05% during the past four months after the Fed signaled that it had stopped raising short-term rates.


ACM MUNICIPAL SECURITIES INCOME FUND o 1


Over the 12-month reporting period, municipal bonds issued by lower-credit quality borrowers continued to outperform bonds issued by high-grade borrowers. The LB Municipal Non-Investment Grade (High Yield) Index returned 11.87% versus the 5.75% return for the LB Municipal Index, which represents the overall investment-grade market. The result of this outperformance has been that the incremental yield, or credit spread, investors earn by owning lower-rated bonds is extremely low by historic standards. The performance of the high yield municipal market has benefited from the strong demand from individual investors. Investor flows into high yield municipal bond funds continue to represent about 40% of all municipal bond flows. Despite the fact that the high yield municipal market only represents about 4% of the overall municipal market, the assets in high yield municipal funds now represent over 20% of the assets in all municipal funds.

With the municipal yield curve flat, and credit spreads low, investors generally are being rewarded less than the market has historically offered for taking risk. Accordingly, the Fund's Municipal Bond Investment Team (the "team") has sought opportunities to raise the overall credit quality of the Fund and to diversify the Fund's exposure to individual issuers. In addition, where possible, the team has focused new purchases on bonds maturing in 10-15 years, rather than longer maturity bonds. Both of these strategies should be beneficial to the Fund's performance if the market returns to more typical relationships.


2 o ACM MUNICIPAL SECURITIES INCOME FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Municipal Securities Income Fund Shareholder Information

The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 41.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 20% of its total assets in securities that are not rated and up to 10% in securities that are not readily marketable.

Leverage Risk - The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


ACM MUNICIPAL SECURITIES INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                    Returns
THE FUND VS. ITS BENCHMARK                    --------------------
PERIODS ENDED OCTOBER 31, 2006                6 Months   12 Months
---------------------------------------------------------------------
  ACM Municipal Securities Income Fund (NAV)    6.09%      8.31%
  LB Municipal Index                            4.12%      5.75%

The Fund's Market Price per share on October 31, 2006 was $10.64. The Fund's Net Asset Value Price per share on October 31, 2006 was $11.43. For additional Financial Highlights, please see page 30.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/96 TO 10/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                           ACM Municipal Securities
                               Income Fund (NAV)      LB Municipal Index
------------------------------------------------------------------------------
10/31/96                            $10,000                $10,000
10/31/97                            $11,324                $10,849
10/31/98                            $12,104                $11,719
10/31/99                            $11,165                $11,512
10/31/00                            $12,141                $12,491
10/31/01                            $13,548                $13,804
10/31/02                            $13,093                $14,614
10/31/03                            $14,322                $15,361
10/31/04                            $15,925                $16,288
10/31/05                            $16,684                $16,701
10/31/06                            $18,072                $17,662

ACM Municipal  Securities Income  Fund (NAV): $18,072

LB Municipal Index: $17,662

This chart illustrates the total value of an assumed $10,000 investment in ACM Municipal Securities Income Fund at net asset value (NAV) (from 10/31/96 to 10/31/06) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend reinvestment plan.

See Historical Performance and Benchmark disclosures on previous page.


4 o ACM MUNICIPAL SECURITIES INCOME FUND


PORTFOLIO SUMMARY
October 31, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $127.4

[PIE CHART OMITTED]

QUALITY RATING DISTRIBUTION*
o  56.7%  AAA
o  20.0%  AA
o  10.6%  A
o  10.7%  BBB
o   2.0%  BB


* All data are as of October 31, 2006. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ACM MUNICIPAL SECURITIES INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
October 31, 2006

                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

Long-Term Municipal Bonds-169.4%
Alabama-5.8%
Jefferson Cnty Ltd Oblig Sch Warrants
   Ser 04A
   5.25%, 1/01/18-1/01/23                    $  1,825   $    1,954,649
Jefferson Cnty SWR Rev
   (Capital Improvement Warrants)
   FGIC Ser 02
   5.00%, 2/01/41                               1,535        1,644,722
Jefferson Cnty Wtr and SWR Rev
   FGIC Ser 02B
   5.00%, 2/01/41                               2,465        2,647,804
Montgomery Spl Care Facs Fin Auth Rev
   (Baptist Health)
   Ser 04C
   5.25%, 11/15/29                              1,000        1,103,930
                                                        --------------
                                                             7,351,105
Alaska-8.4%
Alaska Intl Arpt Rev
   MBIA Ser 03B
   5.00%, 10/01/26                              1,000        1,052,420
Alaska Muni Bond Bank Auth
   MBIA Ser 04G
   5.00%, 2/15/22                               1,585        1,679,054
   MBIA Ser 03E
   5.25%, 12/01/26                              3,000        3,231,000
Anchorage Waste Wtr Rev
   MBIA Ser 04
   5.125%, 5/01/29                              2,300        2,447,752
Four Dam Pool Alaska
   Ser 04
   5.25%, 7/01/25                               2,195        2,313,640
                                                        --------------
                                                            10,723,866
Arizona-2.3%
Arizona Cap Facs Fin Corp Student Hsg Rev
   (Arizona St Univ Proj)
   Ser 00
   6.25%, 9/01/32                               1,550        1,613,349
Phoenix Civic Impt Corp Waste Wtr Sys Rev
   MBIA Ser 04
   5.00%, 7/01/23                               1,250        1,330,025
                                                        --------------
                                                             2,943,374
California-14.2%
Burbank Redev Agy
   FGIC Ser 03
   5.625%, 12/01/28                             2,700        3,020,949


6 o ACM MUNICIPAL SECURITIES INCOME FUND


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

California Dept of Wtr
   Ser 02A
   5.375%, 5/01/22                           $  2,000   $    2,206,720
California GO
   Ser 03
   5.00%, 2/01/32-2/01/33                       3,550        3,696,011
Golden St Tobacco Settlement Bonds
   RADIAN Ser 03
   5.50%, 6/01/43                               2,250        2,498,333
   XLCA Ser 03B
   5.50%, 6/01/33                               3,000        3,331,110
Pomona COP
   AMBAC Ser 03
   5.50%, 6/01/34                               3,000        3,336,030
                                                        --------------
                                                            18,089,153
Colorado-4.4%
Colorado Hlth Facs Auth Rev
   (Evangelical Lutheran Proj)
   Ser 06
   5.25%, 6/01/19                                 700          754,579
   (Parkview Med Ctr)
   Ser 04
   5.00%, 9/01/25                                 760          782,078
Colorado Toll Rev
   (Hwy E-470)
   Ser 00
   Zero coupon, 9/01/35                        10,000        1,315,700
Northwest Metro Dist No. 3 GO
   6.125%, 12/01/25                               500          531,110
Park Creek Metro Dist Rev Ltd
   (Ref-Sr-Ltd Tax Pty Tax)
   Ser 05
   5.25%, 12/01/25                              1,160        1,213,998
Todd Creek Farms Metro Dist No 1
   6.125%, 12/01/22                               580          594,674
Todd Creek Farms Metro Dist No 1 Wtr Rev
   (Ref & Impt)
   Ser 04
   6.125%, 12/01/19                               400          422,536
                                                        --------------
                                                             5,614,675
Florida-17.5%
Florida Hsg Fin Corp Rev MFHR
   (Westlake Apts) AMT
   FSA Ser 02-D1
   5.40%, 3/01/42                               8,780        9,041,117


ACM MUNICIPAL SECURITIES INCOME FUND o 7


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

Lee Cnty Hlth Facs Auth Rev
   (Shell Point)
   Ser 99A
   5.50%, 11/15/29                           $  3,670   $    3,764,025
Miami Beach Hlth Facs Auth Hosp Rev
  (Mount Sinai Med Ctr)
  6.75%, 11/15/24(a)                            2,000        2,268,100
Miami-Dade Cnty Spl Oblig
   MBIA Ser 04B
   5.00%, 4/01/24                               4,000        4,243,680
Orange Cnty Hosp Rev
   (Orlando Regional)
   Ser 02
   5.75%, 12/01/32                              1,400        1,562,148
UCF Assn Ctfs
   FGIC Ser 04A
   5.125%, 10/01/24                             1,325        1,416,849
                                                        --------------
                                                            22,295,919
Hawaii-2.0%
Hawaii St Elec Rev AMT
   XLCA Ser 03B
   5.00%, 12/01/22                              2,500        2,604,175

Illinois-10.8%
Chicago Arpt Rev
   (O'Hare Intl Arpt)
   XLCA Ser 03B-1
   5.25%, 1/01/34                               3,100        3,301,314
Chicago GO
   FSA Ser 04A
   5.00%, 1/01/25                               2,165        2,284,746
Chicago Hsg Agy SFMR
   (Mortgage Rev) AMT
   GNMA/FNMA Ser 02B
   6.00%, 10/01/33                                570          590,748
Chicago Park Dist GO
   (Ltd Tax)
   AMBAC Ser 04A
   5.00%, 1/01/25                               2,585        2,753,981
Cook Cnty Sch Dist
   FSA Ser 04
   5.00%, 12/01/20(b)                           1,000        1,015,560
Illinois Fin Auth
   (Loyola Univ Chicago)
   XLCA Ser 04A
   5.00%, 7/01/24                               1,495        1,574,579
Illinois Fin Auth Rev
   (Inst of Technology)
   Ser 06A
   5.00%, 4/01/31                                 365          378,578


8 o ACM MUNICIPAL SECURITIES INCOME FUND


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

Met Pier & Expo Rev
   (McCormick Place)
   MBIA Ser 02A
   5.25%, 6/15/42                            $  1,750   $    1,861,195
                                                        --------------
                                                            13,760,701
Indiana-2.5%
Hendricks Cnty Bldg Facs GO
   Ser 04
   5.50%, 7/15/21                               1,045        1,151,548
Indiana Bd Bk Rev
   FSA Ser 04B
   5.00%, 2/01/21                               1,100        1,167,815
Indiana St Dev Fin Auth Rev
   (Exempt Facs Inland Steel)
   Ser 97
   5.75%, 10/01/11                                865          887,326
                                                        --------------
                                                             3,206,689
Louisiana-1.9%
Ernest N. Morial Exhibit Hall Auth Spl Tax
   AMBAC Ser 03A
   5.25%, 7/15/16-7/15/17                       1,185        1,267,344
New Orleans GO
   MBIA
   5.25%, 12/01/20                              1,000        1,087,200
                                                        --------------
                                                             2,354,544
Massachusetts-10.1%
   Mass Hlth & Ed Fac Hosp Rev
   (New England Med Ctr)
   MBIA Ser 94
   6.40%, 7/01/18(c)(d)                         5,000        5,024,800
Mass Hsg Fin Agy
   (Rental Rev)
   AMBAC Ser 95E
   6.00%, 7/01/41                               1,740        1,852,996
Mass Hsg Fin Agy MFHR
   (Rental Rev) AMT
   MBIA Ser 00H
   6.65%, 7/01/41                                 540          578,329
Massachusetts GO
   Ser 02C
   5.25%, 11/01/30                              1,690        1,833,464
   Prerefunded
   Ser 02
   5.25%, 11/01/30                              3,310        3,590,986
                                                        --------------
                                                            12,880,575


ACM MUNICIPAL SECURITIES INCOME FUND o 9


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

Michigan-5.2%
Kent Hosp Fin Auth Rev
   (Metropolitan Hosp Proj)
   Ser 05A
   5.75%, 7/01/25                            $    310   $      336,595
Michigan Hosp Fin Auth
   (Trinity Health)
   Ser 00A
   6.00%, 12/01/27                              3,000        3,284,670
Saginaw Hosp Fin Auth
   (Covenant Med Ctr)
   Ser 00F
   6.50%, 7/01/30                               2,775        3,055,830
                                                        --------------
                                                             6,677,095
Minnesota-1.4%
Shakopee Health Care Facs
   (St Francis Regional Med Ctr)
   Ser 04
   5.10%, 9/01/25                               1,200        1,256,664
St. Paul Hsg & Redev Auth Hosp Rev
   (Healtheast Proj)
   Ser 05
   6.00%, 11/15/25                                500          552,420
                                                        --------------
                                                             1,809,084
Mississippi-4.1%
Adams Cnty Poll Ctl Rev
   (International Paper Co) AMT
   Ser 99
   6.25%, 9/01/23                               1,000        1,066,300
Gulfport Hosp Fac Rev
   (Mem Hosp at Gulfport Proj)
   Ser 01A
   5.75%, 7/01/31                               4,000        4,158,440
                                                        --------------
                                                             5,224,740
Nevada-1.7%
Carson City Hosp Rev
   (Carson-Tahoe Hosp Proj)
   RADIAN Ser 03A
   5.00%, 9/01/23                               2,100        2,168,481
New Hampshire-0.7%
New Hampshire Health & Ed Facs
   (Covenant Health)
  Ser 04
   5.375%, 7/01/24                                820          873,661
New Jersey-7.5%
Morris Union Jointure Commission COP
   RADIAN Ser 04
   5.00%, 5/01/24                               2,000        2,100,200


10 o ACM MUNICIPAL SECURITIES INCOME FUND


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

New Jersey St Edl Facs Auth Rev
   AMBAC Ser 02A
   5.25%, 9/01/21                            $  6,800   $    7,399,692
                                                        --------------
                                                             9,499,892
New Mexico-4.9%
Dona Ana Cnty Tax Rev
   AMBAC Ser 03
   5.25%, 5/01/25                                 500          535,730
University of New Mexico FHA
   FSA Ser 04
   5.00%, 1/01/24-7/01/24                       5,430        5,711,763
                                                        --------------
                                                             6,247,493
New York-3.5%
Erie Cnty IDA Sch Fac Rev
   (Buffalo Sch Dist Proj) FHA
   FSA
   5.75%, 5/01/24                                 810          913,299
New York City GO
   Ser 04I
   5.00%, 8/01/21                               3,300        3,497,406
                                                        --------------
                                                             4,410,705
North Carolina-3.9%
Charlotte NC Arpt Rev
   MBIA Ser 04
   5.25%, 7/01/24                               1,000        1,085,160
North Carolina Eastern Municipal Power Agy
   Power Sys Rev
   AMBAC Ser 05A
   5.25%, 1/01/20                               3,500        3,829,805
                                                        --------------
                                                             4,914,965
North Dakota-1.9%
North Dakota Hsg Fin Agy SFMR
   (Mortgage Rev) AMT
   Ser 98E
   5.25%, 1/01/30                               1,925        1,949,890
Ward Cnty Health Care Fac Rev
   (Trinity Obligated Group)
   Ser 06
   5.125%, 7/01/18(e)                             500          531,490
                                                        --------------
                                                             2,481,380
Ohio-5.6%
Cuyahoga Cnty Hosp Facs Rev
   (University Hosp Hlth)
   Ser 00
   7.50%, 1/01/30                               2,400        2,691,816
Fairfield Cnty Hosp Rev
   (Fairfield Med Ctr Proj)
   RADIAN Ser 03
   5.00%, 6/15/23                               1,255        1,296,465


ACM MUNICIPAL SECURITIES INCOME FUND o 11


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

Ohio Hsg Fin Agy MFHR
   (Mortgage Rev) AMT
   GNMA Ser 97
   6.15%, 3/01/29                            $  2,610   $    2,676,894
Port Auth Columbiana Cnty SWR
   (Apex Environmental LLC) AMT
   Ser 04A
   7.125%, 8/01/25                                500          509,225
                                                        --------------
                                                             7,174,400
Oregon-1.2%
Forest Grove Rev
   (Ref & Campus Impt Pacific Proj A)
   RADIAN Ser 05A
   5.00%, 5/01/28                               1,420        1,485,987

Pennsylvania-4.3%
Pennsylvania Eco Dev Auth Parking Facs Rev
   (30th St Station) AMT
   ACA Ser 02
   5.875%, 6/01/33                              2,050        2,229,129
Philadelphia Gas Wks Rev
   ASSURED GTY Ser 04A-1
   5.25%, 9/01/19-8/01/21                       3,045        3,300,569
                                                        --------------
                                                             5,529,698
Puerto Rico-1.8%
Puerto Rico Cmwlth GO
   (Pub Impt)
   Ser 01A
   5.50%, 7/01/19                                 500          565,925
   Ser 03A
   5.25%, 7/01/23                                 500          532,890
   Ser 06A
   5.25%, 7/01/23                                 575          624,410
Puerto Rico Cmwlth Govt Dev Bank
   (Sr Notes)
   Ser 06B
   5.00%, 12/01/15                                500          537,735
                                                        --------------
                                                             2,260,960
Rhode Island-2.3%
Rhode Island Hlth & Ed Bldg Corp Rev
   (Times2 Academy)
   Ser 04
   5.00%, 12/15/24                              1,745        1,804,888
   (Univ of Rhode Island)
   AMBAC Ser 04A
   5.50%, 9/15/24                               1,000        1,111,020
                                                        --------------
                                                             2,915,908


12 o ACM MUNICIPAL SECURITIES INCOME FUND


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

South Carolina-3.8%
Charleston Cnty Sch Dist
   5.25%, 12/01/30                          $  2,000   $     2,144,600
Dorchester Cnty Sch Dist No 2
   ASSURED GTY
   5.00%, 12/01/29                               800           846,056
Newberry Investing In Childrens Ed
   ASSURED GTY
   5.00%, 12/01/27                             1,560         1,642,508
   (Newberry Cny Sch Dist Proj)
   5.00%, 12/01/30                               165           169,476
                                                       ---------------
                                                             4,802,640
Tennessee-8.8%
Johnson City Hlth & Edl Facs Hosp Rev
   (First Mtg-MTN Sts Hlth)
   Ser 06A
   5.50%, 7/01/31                                640           688,096
Sullivan Cnty Hlth Edl & Hsg Facs Rev
   (Wellmont Health Sys Proj)
   Ser 06C
   5.25%, 9/01/26(e)                             725           761,294
Tenn Ed Loan Rev
   (Educational Funding of South) AMT
   Ser 97A
   6.20%, 12/01/21                             9,600         9,716,352
                                                       ---------------
                                                            11,165,742
Texas-19.5%
Dallas Arpt Rev
   (Fort Worth Intl Arpt) AMT
   MBIA Ser 03A
   5.25%, 11/01/25                             2,000         2,114,960
Frisco TX GO
   FGIC
   5.00%, 2/15/23                              3,220         3,441,697
Garza Cnty Pub Facs Corp
   5.50%, 10/01/19                               255           268,135
Harris Cnty
   (Flood Ctl)
   Ser 03B
   5.00%, 10/01/23                             1,400         1,473,388
Harris Cnty Toll Road Rev
   FSA Ser 02
   5.125%, 8/15/32                             5,000         5,255,950
Hidalgo Cnty Hlth Svcs
   (Mission Hosp Inc Proj)
   Ser 05
   5.00%, 8/15/14-8/15/19                        325           334,291


ACM MUNICIPAL SECURITIES INCOME FUND o 13


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

Lewisville Combination Contract
   (Spl Assmt Cap Impt Dist No 2)
   ACA Ser 05
   6.00%, 10/01/25                          $    550   $       611,270
Lower Colorado Riv Auth
   AMBAC Ser 03
   5.25%, 5/15/25                              1,800         1,921,824
Lower Colorado Riv Auth Tex Rev
   MBIA Ser 02A
   5.00%, 5/15/31                              1,490         1,560,939
   Prerefunded
   MBIA Ser 02A
   5.00%, 5/15/31                                 10            10,790
Matagorda Cnty Rev
   (Centerpoint Energy Houston Electric LLC)
   Ser 04
   5.60%, 3/01/27                              1,000         1,061,700
McAllen Wtr & SWR Rev
   FSA
   5.25%, 2/01/21-2/01/22                      3,215         3,497,029
Richardson Hosp Auth Rev
   (Richardson Regional)
   FSA Ser 04
   5.875%, 12/01/24                            1,155         1,253,221
   Ser 04
   6.00%, 12/01/19                               915         1,004,341
Seguin Hgr Ed Rev
   (Texas Lutheran Univ Project)
   Ser 04
   5.25%, 9/01/28                              1,000         1,030,980
                                                       ---------------
                                                            24,840,515
Utah-2.1%
Davis Cnty Sales Tax Rev
   AMBAC Ser 03B
   5.25%, 10/01/23                             1,005         1,081,511
Salt Lake City Wtr Rev
   AMBAC Ser 04
   5.00%, 7/01/23                              1,500         1,589,940
                                                       ---------------
                                                             2,671,451
Washington-1.2%
Seattle Hsg Auth Rev MFHR
   (Wisteria Ct Proj)
   GNMA Ser 03
   5.20%, 10/20/28                             1,475         1,552,674


14 o ACM MUNICIPAL SECURITIES INCOME FUND


                                            Principal
                                               Amount
                                                (000)     U.S. $ Value
----------------------------------------------------------------------

Wisconsin-4.1%
Wisconsin GO
   Ser 03
   5.00%, 11/01/26                           $  3,700   $    3,832,423
Wisconsin Hlth & Ed Facs Auth Rev
   (Bell Tower Residence Proj)
   Ser 05
   5.00%, 7/01/20                               1,300        1,361,321
                                                        --------------
                                                             5,193,744
Total Investments-169.4%
   (cost $206,433,035)                                     215,725,991
Other assets less liabilities-1.3%                           1,624,370
Preferred Stock, at redemption value-(70.7)%               (90,000,000)
                                                        --------------
Net Assets Applicable to Common
   Shareholders-100%(f)                                 $  127,350,361
                                                        ==============

(a)  Private Placement.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c) Inverse Floater Security-Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(d) Position, or a portion thereof, has been segregated to collateralize when issued securities.

(e)  When-Issued Security.

(f) Portfolio percentages are calculated based on net assets applicable to common shareholders.

     Glossary
     ACA         - American Capital Access Financial Guarantee Corporation
     AMBAC       - American Municipal Bond Assurance Corporation
     AMT         - Alternative Minimum Tax (subject to)
     ASSURED GTY - Assured Guaranty
     COP         - Certificate of Participation
     FGIC        - Financial Guarantee Insurance Company
     FHA         - Federal Housing Administration
     FNMA        - Federal National Mortgage Association
     FSA         - Financial Security Assurance Inc.
     GNMA        - Government National Mortgage Association
     GO          - General Obligation
     IDA         - Industrial Development Authority/Agency
     MBIA        - Municipal Bond Investors Assurance
     MFHR        - Multi-Family Housing Revenue
     MTN         - Medium Term Note
     RADIAN      - Radian Group, Inc.
     SFMR        - Single Family Mortgage Revenue
     SWR         - Solid Waste Removal
     XLCA        - XL Capital Assurance Inc.

     See notes to financial statements.


ACM MUNICIPAL SECURITIES INCOME FUND o 15


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006

Assets
Investments in securities, at value (cost $206,433,035)   $  215,725,991
Interest receivable                                            3,646,759
Prepaid expenses                                                   2,082
                                                          --------------
Total assets                                                 219,374,832
                                                          --------------
Liabilities
Due to custodian                                                 539,449
Payable for investment securities purchased                    1,281,097
Advisory fee payable                                              88,762
Accrued expenses and other liabilities                            85,392
Dividend payable--preferred shares                                20,300
Administrative fee payable                                         9,471
                                                          --------------
Total liabilities                                              2,024,471
                                                          --------------
Preferred Stock, at redemption value
   $.01 par value per share; 3,600 shares
   Auction Preferred Stock authorized,
   issued and outstanding at $25,000
   per share liquidation preference                           90,000,000
                                                          --------------
Net Assets Applicable to Common Shareholders              $  127,350,361
                                                          ==============
Composition of Net Assets Applicable to
Common Shareholders
Common Stock, $.01 par value per share;
   99,996,400 shares authorized,
   11,145,261 shares issued and outstanding               $      111,453
Additional paid-in capital                                   140,181,561
Distributions in excess of net investment income                 (20,300)
Accumulated net realized loss on investment transactions     (22,215,309)
Net unrealized appreciation of investments                     9,292,956
                                                          --------------
Net Assets Applicable to Common Shareholders              $  127,350,361
                                                          ==============
Net Asset Value Applicable to Common Shareholders
   (based on 11,145,261 common shares outstanding)                $11.43
                                                                  ======


See notes to financial statements.


16 o ACM MUNICIPAL SECURITIES INCOME FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2006

Investment Income
Interest                                                   $  10,963,379
Expenses
Advisory fee                               $   1,073,074
Administrative fee                               321,923
Auction Preferred Stock--auction
   agent's fees                                  225,252
Custodian                                        110,699
Audit                                             80,000
Legal                                             58,759
Printing                                          43,512
Directors' fees and expenses                      34,000
Registration fees                                 23,756
Transfer agency                                    7,716
Miscellaneous                                     56,832
                                           -------------
Total expenses                                 2,035,523
Less: Administration fee reimbursement
   (see Note B)                                 (214,615)
                                           -------------
Net expenses                                                   1,820,908
                                                           -------------
Net investment income                                          9,142,471
                                                           -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on
   Investment transactions                                       438,104
   Futures transactions                                          (17,077)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                 2,870,509
   Futures                                                        41,445
                                                           -------------
Net gain on investments                                        3,332,981
                                                           -------------
Dividends to Auctioned Preferred
Shareholders from
Net investment income                                         (2,924,685)
                                                           -------------
Net Increase in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations                                         $   9,550,767
                                                           =============


See notes to financial statements.


ACM MUNICIPAL SECURITIES INCOME FUND o 17


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                             Year Ended        Year Ended
                                             October 31,       October 31,
                                                2006              2005
                                            =============     =============
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                       $   9,142,471     $   9,387,397
Net realized gain on investment
   transactions                                   421,027         1,027,530
Net change in unrealized
   appreciation/depreciation
   of investments                               2,911,954        (2,915,211)
Dividends to Auction Preferred
Shareholders from
Net investment income                          (2,924,685)       (1,905,523)
                                            -------------     -------------
Net increase in net assets
   applicable to common shareholders
   resulting from operations                    9,550,767         5,594,193
Dividends to Common
Shareholders from
Net investment income                          (6,714,555)       (7,873,611)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of common stock                            -0-           55,061
                                            -------------     -------------
Total increase (decrease)                       2,836,212        (2,224,357)
Net Assets Applicable to Common
Shareholders
Beginning of period                           124,514,149       126,738,506
                                            -------------     -------------
End of period (including distributions in
   excess of net investment income of
   ($20,300) and ($14,194),
   respectively)                            $ 127,350,361     $ 124,514,149
                                            =============     =============

See notes to financial statements.


18 o ACM MUNICIPAL SECURITIES INCOME FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2006

NOTE A
Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market,
(OTC) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.), (the "Adviser") may establish procedures


ACM MUNICIPAL SECURITIES INCOME FUND o 19


whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance


20 o ACM MUNICIPAL SECURITIES INCOME FUND


Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2006, there was no reimbursement paid to ABIS.

Under the terms of an Administration Agreement, the Fund is required to pay AllianceBernstein L.P. (the "Administrator") an administration fee at an annual rate of .15 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly. Effective February 11, 2005, the Administrator has voluntarily agreed to reimburse the Fund for administrative expenses at an annual rate of .10 of 1% of the average weekly net assets of the Fund. For the year ended October 31, 2006, the amount of such reimbursement was $214,615. The Administrator has engaged Prudential Investments LLC (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annual rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006, were as follows:
                                                   Purchases          Sales
                                                 -------------    -------------
Investment securities (excluding
   U.S. government securities)                   $  43,392,989    $  36,062,545
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 206,570,449
                                                                  -------------
Gross unrealized appreciation                                     $  10,253,824
Gross unrealized depreciation                                        (1,098,282)
                                                                  -------------
Net unrealized appreciation                                       $   9,155,542
                                                                  =============

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specific amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of


ACM MUNICIPAL SECURITIES INCOME FUND o 21


the counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


22 o ACM MUNICIPAL SECURITIES INCOME FUND


NOTE D
Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                   2006            2005
                                               ------------    ------------
Distributions paid from:
   Ordinary income                             $    341,789    $    262,628
   Tax-exempt income                              6,372,766       7,610,983
                                               ------------    ------------
Total distributions paid                       $  6,714,555    $  7,873,611
                                               ============    ============

As of October 31, 2006, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses                           $(22,077,895)(a)
Unrealized appreciation/(depreciation)                            9,155,542(b)
                                                               ------------
Total accumulated earnings/(deficit)                           $(12,922,353)(c)
                                                               ============

(a) On October 31, 2006, the Fund had a net capital loss carryforward of $22,077,895 of which $4,722,588 expires in the year 2007, $10,294,946 expires in the year 2008, $1,971,343 expires in the year 2010, and $5,089,018 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year October 31, 2006, the Fund utilized capital loss carryforwards of $462,472.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficits) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, resulted in a net decrease in distributions in excess of net investment income and a decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE E
Common Stock

There are 99,996,400 shares of $0.01 par value common stock authorized. There are 11,145,261 shares of common stock outstanding at October 31, 2006. During the year ended October 31, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2005, the Fund issued 4,791 shares in connection with the Fund's dividend reinvestment plan.


ACM MUNICIPAL SECURITIES INCOME FUND o 23


NOTE F
Preferred Stock

The Fund has issued and outstanding 3,600 shares of Auction Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends.

The dividend rate on Series A is 3.50%, effective through October 31, 2006. The dividend rate on Series B is 3.42%, effective through November 5, 2006. The dividend rate on Series C is 3.60%, effective through November 1, 2006.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


24 o ACM MUNICIPAL SECURITIES INCOME FUND


Leverage Risk--The Fund may use certain investment techniques that have increase risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.


ACM MUNICIPAL SECURITIES INCOME FUND o 25


Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


26 o ACM MUNICIPAL SECURITIES INCOME FUND


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendant's petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Standing Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain


ACM MUNICIPAL SECURITIES INCOME FUND o 27


of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiff reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


28 o ACM MUNICIPAL SECURITIES INCOME FUND


NOTE I
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ACM MUNICIPAL SECURITIES INCOME FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Year Ended October 31,
                                             2006        2005      2004(a)       2003        2002
                                          ----------------------------------------------------------
Net asset value, beginning
   of period                              $  11.17    $  11.38    $  11.05    $  10.85    $  12.10
                                          ----------------------------------------------------------
Income From Investment
   Operations
Net investment income                          .82         .84         .88         .97        1.08
Net realized and unrealized
   gain (loss) on investment
   transactions                                .30        (.17)        .41         .12       (1.32)
Dividends to preferred
   shareholders from net
   investment income (common
   stock equivalent basis)                    (.26)       (.17)       (.09)       (.09)       (.14)
                                          ----------------------------------------------------------
Net increase (decrease) in net
   asset value from operations                 .86         .50        1.20        1.00        (.38)
                                          ----------------------------------------------------------
Less: Dividends to
   Common Shareholders
Dividends from net investment
   income                                     (.60)       (.71)       (.87)       (.80)       (.87)
                                          ----------------------------------------------------------
Net asset value, end of period            $  11.43    $  11.17    $  11.38    $  11.05    $  10.85
                                          ==========================================================
Market price, end of period               $  10.64    $  10.41    $  12.09    $  11.62    $  11.50
                                          ==========================================================
Premium (Discount)                           (6.91)%     (6.80)%      6.24%       5.16%       5.99%
Total Return
Total investment return
   based on:(b)
   Market price                               8.18%      (8.09)%     12.34%       8.53%      (2.44)%
   Net asset value                            8.31%       4.77%      11.20%       9.39%      (3.35)%
Ratios/Supplemental Data
Net assets, applicable to
   common shareholders, end
   of period (000's omitted)              $127,350    $124,514    $126,739    $122,322    $119,323
Preferred stock, at redemption
   value ($25,000 per share
   liquidation preference)
   (000's omitted)                         $90,000     $90,000     $90,000     $90,000     $90,000
Ratios to average net assets
   applicable to common
   shareholders of:
   Expenses(c)                                1.46%(d)    1.49%(d)    1.65%       1.71%       1.65%
   Net investment income,
      before preferred stock
      dividends(c)                            7.34%(d)    7.39%(d)    7.87%       8.78%       9.32%
   Preferred stock dividends                  2.35%       1.50%        .79%        .84%       1.19%
   Net investment income, net of
      preferred stock dividends               4.99%(d)    5.89%(d)    7.08%       7.94%       8.13%
Portfolio turnover rate                         17%         13%         36%         32%         24%
Asset coverage ratio                           242%        238%        241%        236%        233%

See footnote summary on page 31.


30 o ACM MUNICIPAL SECURITIES INCOME FUND


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was less than .01%.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment returns for periods of less than one full year are not annualized.

(c) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Net of fee waiver. If the Administrator had not waived expenses, the ratios to average net assets applicable to common shareholders for expenses, net investment income before preferred stock dividends and net investment income net of preferred stock dividends would have been 1.63%, 7.16% and 4.82%, respectively, for the year ended October 31, 2006 and 1.61%, 7.26% and 5.76%, respectively, for the year ended October 31, 2005.


ACM MUNICIPAL SECURITIES INCOME FUND o 31


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP


New York, New York
December 19, 2006


32 o ACM MUNICIPAL SECURITIES INCOME FUND


FEDERAL TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2006 was $9,148,577.

For foreign shareholders, the Fund designates 100% of its ordinary dividends as qualified interest income.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.


ACM MUNICIPAL SECURITIES INCOME FUND o 33


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Computershare Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each share-


34 o ACM MUNICIPAL SECURITIES INCOME FUND


holder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) Mr. David M. Dowden is no longer one of the persons primarily responsible for the day-to-day management of the Fund's investment portfolio. Messrs. Michael G. Brooks, Fred
S. Cohen, Robert B. (Guy) Davidson, III and Terrance T. Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


ACM MUNICIPAL SECURITIES INCOME FUND o 35


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. (Guy) Davidson, III(2), Senior Vice President
Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks(2), Vice President
Fred S. Cohen(2), Vice President
Terrance T. Hults(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

Administrator

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock: Dividend Paying Agent,
Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock: Dividend Paying
Agent, Transfer Agent and
Registrar

The Bank of New York
101 Barclay Street - 7W
New York, NY 10286

Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Custodian

The Bank of New York
One Wall Street
New York, NY 10286


Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New YorkStock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards.The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio are Michael G. Brooks, Fred S. Cohen, Robert
B. (Guy) Davidson, III and Terrance T. Hults.


36 o ACM MUNICIPAL SECURITIES INCOME FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                       PORTFOLIOS
                                                                         IN FUND           OTHER
        NAME,                             PRINCIPAL                      COMPLEX        DIRECTORSHIPS
   ADDRESS, AGE                         OCCUPATION(S)                   OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                    DURING PAST 5 YEARS                 DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                    Executive Vice President of the         111         SCB Partners,
1345 Avenue of the                  Adviser since 2001 and Executive                    Inc.; and SCB
Americas                            Managing Director of                                     Inc.
New York, NY 10105                  AllianceBernstein Investments, Inc.
49                                  ("ABI") since 2003; prior thereto he
(2003)                              was head of AllianceBernstein
                                    Institutional Investments, a unit of
                                    the Adviser, from 2001-2003. Prior
                                    thereto, Chief Executive Officer of
                                    Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage
                                    arm of Bernstein & Co. LLC) ("SCB &
                                    Co.") and its predecessor since prior
                                    to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #++          Investment Adviser and an               113              None
P.O. Box 5060                       Independent Consultant. He was
Greenwich, CT 06831                 formerly Senior Manager of Barrett
74                                  Associates, Inc., a registered
(1998)                              investment adviser, with which he
Chairman of the Board               had been associated since prior
                                    to 2001. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York and,
                                    prior thereto, Chief Investment
                                    Officer of the New York Bank for
                                    Savings.

David H. Dievler, #                 Independent Consultant. Until           112             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of AllianceBernstein
77                                  Corporation ("AB Corp"), (formerly,
(1993)                              Alliance Capital Management
                                    Corporation) responsible for mutual
                                    fund administration. Prior to joining
                                    AB Corp. in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse & Co.
                                    Member of American Institute of
                                    Certified Public Accountants
                                    since 1953.


ACM MUNICIPAL SECURITIES INCOME FUND o 37


                                                                       PORTFOLIOS
                                                                         IN FUND           OTHER
        NAME,                             PRINCIPAL                      COMPLEX        DIRECTORSHIPS
   ADDRESS, AGE                         OCCUPATION(S)                   OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                    DURING PAST 5 YEARS                 DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #                   Consultant. Formerly President of       111              None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
64                                  Senior Advisor from June
(1998)                              1999-June 2000 and President
                                    of Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of AB Corp. (formerly,
                                    Alliance Capital Management
                                    Corporation).

Michael J. Downey, #                Consultant since 2004. Formerly          111         Asia Pacific
c/o AllianceBernstein L.P.          managing partner of Lexington                         Fund, Inc.;
Attn: Philip L. Kirstein            Capital, LLC (investment advisory                       and The
1345 Avenue of the                  firm) from December 1997 until                        Merger Fund
Americas                            December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
62                                  Mutual Fund Management from
(2005)                              1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX             111       Intel Corporation
P.O. Box 128                        Technology (semi-conductors) and                        (semi-
Glenbrook, NV 89413                 of SRC Computers Inc., with which                    conductors);
70                                  he has been associated since prior to                Cirrus Logic
(2005)                              2001. He is also President of the Arbor               Corporation
                                    Company (private family investments).                   (semi-
                                                                                         conductors);
                                                                                             and
                                                                                          the Davis
                                                                                           Selected
                                                                                        Advisors Group
                                                                                        of Mutual Funds.

Nancy P. Jacklin, #                 Formerly U.S. Executive Director of the  111            None
4046 Chancery Court, NW             International Monetary Fund (December
Washington, DC 20007                2002-May 2006); Partner, Clifford Chance
58                                  (1992-2002); Senior Counsel, International
(2006)                              Banking and Finance, and Associate
                                    General Counsel, Citicorp (1985-1992);
                                    Assistant General Counsel (International),
                                    Federal Reserve Board of Governors
                                    (1982-1985); and Attorney Advisor,
                                    U.S. Department of the Treasury
                                    (1973-1982). Member of the Bar of the
                                    District of Columbia and of New York;
                                    and member of the Council on
                                    Foreign Relations.


38 o ACM MUNICIPAL SECURITIES INCOME FUND


                                                                       PORTFOLIOS
                                                                         IN FUND           OTHER
        NAME,                             PRINCIPAL                      COMPLEX        DIRECTORSHIPS
   ADDRESS, AGE                         OCCUPATION(S)                   OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                    DURING PAST 5 YEARS                 DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Marshall C. Turner, Jr., #          Principal of Turner Venture Associates  111              The
220 Montgomery Street               (venture capital and consulting)                     George Lucas
Penthouse 10                        since prior to 2001. From 2003 until                  Educational
San Francisco,                      May 31, 2006, he was CEO of                         Foundation and
CA 94104-3402                       Toppan Photomasks, Inc., Austin,                       National
65                                  Texas (semi-conductor manufacturing                  Datacast, Inc.
(2005)                              services).


*     There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

++    Member of the Fair Value Pricing Committee.


ACM MUNICIPAL SECURITIES INCOME FUND o 39


Officer Information
Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                        POSITION(S)                       PRINCIPAL OCCUPATION
     AND AGE                           HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and                   See biography above.
49                                  Chief Executive Officer

Robert B. (Guy)                     Senior Vice President           Senior Vice President of the Adviser,**
Davidson, III                                                       with which he has been associated
45                                                                  since prior to 2001.

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
61                                  and Independent                 Compliance Officer of the Alliance-
                                    Compliance Officer              Bernstein Funds, with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to Kirkpatrick
                                                                    & Lockhart, LLP from October 2003 to
                                                                    October 2004, and General Counsel of
                                                                    Merrill Lynch Investment Managers, L.P.
                                                                    since prior to 2001 until March 2003.

Douglas J. Peebles                  Senior Vice President           Executive Vice President of the
41                                                                  Adviser,** with which he has been
                                                                    associated since prior to 2001.

Jeffrey S. Phlegar                  Senior Vice President           Executive Vice President of the
40                                                                  Adviser,** with which he has been
                                                                    associated since prior to 2001.

Michael G. Brooks                   Vice President                  Senior Vice President of the Adviser,**
58                                                                  with which he has been associated since
                                                                    prior to 2001.

Fred S. Cohen                       Vice President                  Senior Vice President of the Adviser,**
48                                                                  with which he has been associated since
                                                                    prior to 2001.

Terrance T. Hults                   Vice President                  Senior Vice President of the Adviser,**
40                                                                  with which he has been associated since
                                                                    prior to 2001.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
51                                                                  General Counsel and Assistant Secretary
                                                                    of ABI,** with which she has been
                                                                    associated since prior to 2001.

Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of ABIS,**
47                                  Financial Officer               with which he has been
                                                                    associated since prior to 2001.

Thomas R. Manley                    Controller                      Vice President of the Adviser,** with
55                                                                  which he has been associated since prior
                                                                    to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.


40 o ACM MUNICIPAL SECURITIES INCOME FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM MuniSec." The Fund's NYSEtrading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


ACM MUNICIPAL SECURITIES INCOME FUND o 41


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


42 o ACM MUNICIPAL SECURITIES INCOME FUND


NOTES


ACM MUNICIPAL SECURITIES INCOME FUND o 43


NOTES


44 o ACM MUNICIPAL SECURITIES INCOME FUND


Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ACM MUNICIPAL SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMVII-0151-1006


ITEM 2.     CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                           Audit-Related
                            Audit Fees         Fees               Tax Fees
                            ----------     -------------          --------
              2005           $48,000           $9,180              $14,741
              2006           $50,000          $15,750              $15,275

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                       Total Amount of
                                                     Foregoing Column Pre-
                                                     approved by the Audit
                              All Fees for                 Committee
                           Non-Audit Services        (Portion Comprised of
                            Provided to the           Audit Related Fees)
                         Portfolio, the Adviser      (Portion Comprised of
                        and Service Affiliates             Tax Fees)
                        -----------------------      ----------------------
        2005                  $905,214                   [ $193,921 ]
                                                         ( $179,180 )
                                                         (  $14,741 )
        2006               $1,043,069                    [ $164,696 ]
                                                         ( $149,421 )
                                                         (  $15,275 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:


     David H. Dievler          William H. Foulk, Jr
     John H. Dobkin            Michael J. Downey
     D. James Guzy             Nancy P. Jacklin
                               Marshall C. Turner, Jr.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for Proxy Voting
                                                                   October 2006
1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

           2.1  Corporate Governance

AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

            2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

     2.4 Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans.
We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

     2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

     3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

      3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

         3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Municipal Bond Investment Team. While all members of the Team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Michael Brooks, Fred S. Cohen, R. B. Davidson III and Terrence T. Hults, members of the Team, are primarily responsible for the day-to-day management of the Fund's portfolio.

The following table sets forth when each person became involved in the management of the Fund, and each person's principal occupation during the past five years:


Employee; Year; Title            Principal Occupation During the Past Five (5) Years
---------------------            ----------------------------------------------------
Michael Brooks; since 2002-      Senior Vice President of the Adviser with which
Senior Vice President            he has been associated in a substantially similar
                                 capacity since prior to 2002.

Fred S. Cohen; since 2002-       Senior Vice President of the Adviser, with which
Senior Vice President            he has has been associated in a substantially
                                 similar capacity since prior to 2002.

R. B. Davidson II;  since 2002-  Senior Vice President of the Adviser, with which
Senior Vice President            he has been associated in a substantially similar
                                 capacity since prior to 2002.

Terrence T. Hults; since 1995-   Senior Vice President of the Adviser, with which
Senior Vice President            he has been associated in a substantially similar
                                 capacity since prior to 2002.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2006.


REGISTERED INVESTMENT COMPANIES
(excluding the Fund)

                                                                               Total Assets of
                                                       Number of               Registered
                Total Number       Total Assets of     Registered              Investment
                of Registered      Registered          Investment              Companies
                Investment         Investment          Companies Managed       Managed with
Portfolio       Companies          Companies           with Performance-       Performance-based
Manager         Managed            Managed             based Fees              Fees
------------------------------------------------------------------------------------------------
Michael            29              $16,160,000,000         None                     None
Brooks

Fred S.            29              $16,160,000,000         None                     None
Cohen

R. B.              29              $16,160,000,000         None                     None
Davidson III

Terrence T.        29              $16,160,000,000         None                     None
Hults


POOLED INVESTMENT VEHICLES

               Total Number                             Number of Pooled         Total Assets of
               of Pooled                                Investment Vehicles      Pooled Investment
               Investment       Total Assets of         Managed with             Vehicles Managed
Portfolio      Vehicles         Pooled Investment       Performance-based        with Performance-
Manager        Managed          Vehicles Managed        Fees                     based Fees
------------------------------------------------------------------------------------------------
Michael         None                None                     None                     None
Brooks

Fred S.         None                None                     None                     None
Cohen

R. B.           None                None                     None                     None
Davidson III

Terrence T.     None                None                     None                     None
Hults


OTHER ACCOUNTS

                 Total Number                          Number of Other       Total Assets of
                 of Other          Total Assets of     Accounts Managed      Other Accounts
Portfolio        Accounts          Other Accounts      with Performance-     with Performance-
Manager          Managed           Managed             based Fees            based Fees
------------------------------------------------------------------------------------------------
Michael
Brooks           1,398             $10,110,000,000           2                 $67,000,000

Fred S.
Cohen            1,398             $10,110,000,000           2                 $67,000,000

R. B.
Davidson III     1,398             $10,110,000,000           2                 $67,000,000

Terrence T.
Hults            1,398             $10,110,000,000           2                 $67,000,000


Investment Professional Conflict of Interest Disclosure

             As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

             Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

             Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

             Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

             Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

             To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

             Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

             (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

             (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

             (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

             (iv) Contributions under Alliance's Profit Sharing/401(k) Plan:
The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

       (a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended October 31, 2006 is set forth below:

                                     DOLLAR RANGE OF EQUITY
                                     SECURITIES IN THE FUND
                                     ------------------------
Michael Brooks                       None
Fred S. Cohen                        None
R. B. Davidson III                   None
Terrence T. Hults                    None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.     CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.     EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       12 (a) (1)      Code of Ethics that is subject to the disclosure of
                       Item 2 hereof

       12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Municipal Securities Income Fund, Inc.

By:     /s/ Marc O. Mayer
        ---------------------
        Marc O. Mayer
        President

Date:   December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        ---------------------
        Marc O. Mayer
        President

Date:   December 29, 2006

By:     /s/ Joseph J. Mantineo
        ---------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   December 29, 2006